Exhibit 10.1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

OFFICE OF SPONSORED PROGRAMS

RESEARCH AGREEMENT

This Research Agreement (“Agreement”) is made effective as of 3 May 2012 (the “Effective Date”), by and between Massachusetts Institute of Technology, located at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139 (herein after referred to as “MIT”), and Fibrocell Science, located at 405 Eagleview Blvd, Exton, PA 19341(hereinafter referred to as the “Sponsor”). Party shall mean the Sponsor or MIT as the context dictates, and when used in the plural, shall mean the Sponsor and MIT.

WHEREAS, the research program contemplated by this Agreement is of mutual interest and benefit to MIT and to the Sponsor, and will further the instructional and research objectives of MIT in a manner consistent with its status as a non-profit, tax-exempt, educational institution.

NOW, THEREFORE, the Parties hereto agree as follows:

1.	STATEMENT OF WORK. MIT agrees to use reasonable efforts to perform the research program as described in Attachment A (the “Research”) to this Agreement.

2.	PRINCIPAL INVESTIGATOR. The Research will be supervised by Daniel Anderson the “Principal Investigator”. If, for any reason, Daniel Anderson is unable to continue to serve as Principal Investigator and a successor reasonably acceptable to both MIT and the Sponsor is not available, this Agreement shall be terminated as provided in Article 6.

3.	PERIOD OF PERFORMANCE. The Research shall be conducted during the period commencing July 1, 2012 (the “Start Date”) and, unless earlier terminated in accordance with this Agreement, ending June 30, 2015 (the “Completion Date”). The Completion Date may be modified or extended only by mutual written agreement of the Parties.

4.	REIMBURSEMENT OF COSTS. In consideration of the foregoing, the Sponsor shall reimburse MIT for all direct and F&A (Facilities & Administrative or indirect) costs incurred in the performance of the Research, including business class fares for international travel of faculty and staff. Total reimbursements shall not exceed the total estimated project cost of [*****] without written authorization from the Sponsor.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

5.	PAYMENT. Payment(s) shall be made to MIT by the Sponsor in advance in U.S. dollars, excluding taxes or impost of any kind, as follows:

7/1/2012	[*****]
10/1/2012	[*****]
1/1/2013	[*****]
4/1/2013	[*****]

7/1/2013	[*****]
10/1/2013	[*****]
1/1/2014	[*****]
4/1/2014	[*****]

7/1/2014	[*****]
10/1/2014	[*****]
1/1/2015	[*****]

Information for payment(s) by wire transfer appears in Attachment B to this Agreement.

A final financial accounting of all costs incurred and all funds received by MIT hereunder, together with a check for the amount of the unexpended balance, if any, shall be submitted to the Sponsor within ninety (90) days following the Completion Date or termination of this Agreement.

6.	TERMINATION. This Agreement may be terminated by either Party upon sixty (60) days’ prior written notice to the other Party. Upon termination by either Party, MIT will be reimbursed as specified in Article 4 for all costs and non-cancelable commitments incurred in connection with the Research up to and including the effective date of termination, such reimbursement not to exceed the total estimated cost specified in Article 4.

7.	CONFIDENTIAL INFORMATION. If, in the performance of the Research, the Principal Investigator and members of the MIT research team require and accept access to the Sponsor’s “Confidential Information” (as defined in Attachment C to this Agreement), the rights and obligations of the Parties with respect to such information shall be governed by the terms and conditions set forth in Attachment C to this Agreement.

8.	PUBLICATIONS. MIT will be free to publish the results of the Research after providing the Sponsor with a thirty (30) day period in which to review each publication to identify patentable subject matter and to identify any inadvertent disclosure of Confidential Information. If necessary to permit the preparation and filing of U.S. patent applications, the Principal Investigator may agree to an additional review period not to exceed sixty (60) days. Any further extension will require subsequent agreement between the Sponsor and MIT.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

9.	SPONSOR INTELLECTUAL PROPERTY. Title to any invention conceived or first reduced to practice in performance of the Research solely by the Sponsor’s personnel without significant use of MIT administered funds or facilities (“Sponsor Invention”) shall remain with the Sponsor. Title to and the copyright in any copyrightable material first produced or composed in the performance of the Research solely by the Sponsor’s personnel without significant use of MIT administered funds or facilities (“Sponsor Copyright”) shall remain with the Sponsor. Neither Sponsor Inventions nor Sponsor Copyrights shall be subject to the terms and conditions of this Agreement.

10.	JOINT INTELLECTUAL PROPERTY.

A.	JOINT INVENTIONS. The Parties shall have joint title to (i) any invention conceived or first reduced to practice jointly by employees and/or students of MIT and the Sponsor’s personnel in the performance of the Research and (ii) any invention conceived or first reduced to practice by the Sponsor’s personnel in the performance of the Research with significant use of funds or facilities administered by MIT (each, a “Joint Invention”). The Sponsor shall be notified of any Joint Invention promptly after an invention disclosure is received by MIT’s Technology Licensing Office. MIT shall have the first right to file a patent application on a Joint Invention in the names of both Parties. All expenses incurred in obtaining and maintaining any patent on such Joint Invention shall be equally shared except that, if one Party declines to share in such expenses, the other Party may take over the prosecution and maintenance thereof, at its own expense, provided that title to the patent remains in the names of both Parties.

B.	LICENSES. Each Party shall have the independent, unrestricted right to license to third parties any such Joint Invention without accounting to the other Party, except that the Sponsor shall be entitled to request an exclusive license to MIT’s interest in a Joint Invention as provided under paragraph 11.B.2. below.

C.	JOINTLY DEVELOPED COPYRIGHTABLE MATERIALS. Copyrightable materials, including computer software, developed in the performance of the Research (i) jointly by employees and/or students of MIT and the Sponsor’s personnel, or (ii) by the Sponsor’s personnel with significant use of funds or facilities administered by MIT, shall be jointly owned by both Parties, who shall each have the independent, unrestricted right to dispose of such copyrightable materials and their share of the copyrights therein as they deem appropriate, without any obligation of accounting to the other Party.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

11.	MIT INTELLECTUAL PROPERTY.

A.	MIT INVENTIONS. MIT shall have sole title to (i) any invention conceived or first reduced to practice solely by employees and/or students of MIT in the performance of the Research (each an “MIT Invention”) and (ii) any invention conceived or first reduced to practice by the Sponsor’s personnel with significant use of funds or facilities administered by MIT, if the invention is conceived or reduced to practice other than in the performance of the Research. The Sponsor shall be notified of any MIT Invention promptly after a disclosure is received by MIT’s Technology Licensing Office. MIT (a) may file a patent application at its own discretion or (b) shall do so at the request of the Sponsor and at the Sponsor’s expense.

B.	LICENSING OPTIONS. For each MIT Invention on which a patent application is filed by MIT, MIT hereby grants the Sponsor a non-exclusive, non-transferable, royalty-free license for internal research purposes. The Sponsor shall further be entitled to elect one of the following alternatives by notice in writing to MIT within six (6) months after MIT’s notification to the Sponsor that a patent application has been filed:

1.	a non-exclusive, non-transferable, world-wide, royalty-free license (in a designated field of use, where appropriate) to the Sponsor, without the right to sublicense, in the United States and/or any foreign country elected by the Sponsor pursuant to Section 11.C. below, to make, have made, use, lease, sell and import products embodying or produced through the use of such invention, provided that the Sponsor agrees to demonstrate reasonable efforts to commercialize the technology in the public interest and reimburse MIT for the costs of patent prosecution and maintenance in the United States and any elected foreign country; or

2.	a royalty-bearing, limited-term, exclusive license (subject to third party rights, if any, and in a designated field of use, where appropriate) to the Sponsor, including the right to sublicense, in the United States and/or any foreign country elected by the Sponsor pursuant to Section 11.C. below, to make, have made, use, lease, sell and import products embodying or produced through the use of such invention. This option to elect an exclusive license is subject to MIT’s concurrence and the negotiation of commercially reasonable license terms and conditions and conditioned upon Sponsor’s agreement to reimburse MIT for the costs of patent prosecution and maintenance in the United States and any elected foreign country and to cause any products produced pursuant to this license that will be used or sold in the United States to be substantially manufactured in the United States.

If the Sponsor and MIT do not enter into a license agreement within three (3) months after the Sponsor’s election to proceed under paragraph 11.B.1. or 11.B.2. above, the Sponsor’s rights under paragraphs 11.B.1. and 11.B.2. will expire.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

C.	FOREIGN FILING ELECTION. If the Sponsor elects a license under 11.B.1 or 11.B.2., the Sponsor shall notify MIT of those foreign countries in which it desires a license in sufficient time for MIT to satisfy the patent law requirements of those countries. The Sponsor will reimburse MIT for the out-of-pocket costs, including patent filing, prosecution and maintenance fees, related to those foreign filings.

D.	CONFIDENTIALITY OF INVENTION DISCLOSURES. The Sponsor shall retain all invention disclosures submitted to the Sponsor by MIT in confidence and use its best efforts to prevent their disclosure to third parties. The Sponsor shall be relieved of this obligation only when this information becomes publicly available through no fault of the Sponsor.

E.	COPYRIGHT OWNERSHIP AND LICENSES. Title to and the copyright in any copyrightable material first produced or composed in the performance of the Research solely by employees and/or students of MIT shall remain with MIT.

1.	For any copyrights or copyrightable material other than computer software and its documentation and/or informational databases required to be delivered in accordance with Attachment A, the Sponsor is hereby granted an irrevocable, royalty-free, non-transferable, non-exclusive right and license to use, reproduce, make derivative works, display, distribute and perform all such copyrightable materials for the Sponsor’s internal purposes.

2.	The Sponsor shall be entitled to elect, by notice to MIT within six (6) months following MIT’s notification or delivery to the Sponsor of computer software and its documentation and/or informational databases required to be delivered to the Sponsor in accordance with Attachment A, a royalty-free, non-transferable, non-exclusive right and license to use, reproduce, make derivative works based upon, display, and distribute to end users, such computer software and its documentation and/or databases for internal and/or commercial purposes. If the use of the software would infringe claims of a patent application filed pursuant to paragraph 11.A. above, then the Sponsor will need to elect license rights in such patent as set forth in 11.B. above in order to elect the license contemplated by this paragraph. If such computer software is a derivative of MIT software existing prior to the start of the Research, then such license may not be royalty-free.

F.

RIGHTS IN TRP. In the event that MIT elects to establish property rights other than patents to any tangible research property (TRP), including but not limited to biological materials, developed during the course of the Research, MIT and

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission the Sponsor will determine the disposition of rights to such property by separate agreement. MIT will, at a minimum, reserve the right to use and distribute TRP for non-commercial research purposes.

G.	LICENSE EFFECTIVE DATE. All licenses elected by the Sponsor pursuant to Sections B., E. and F. of this Article 11 become effective as of the date the Parties sign a separate license agreement.

12.	USE OF NAMES. The Sponsor and its affiliates shall not use the name “Massachusetts Institute of Technology” or any variation, adaptation, or abbreviation thereof, or the name of any of MIT’s trustees, officers, faculty members, students, employees, or agents, or any trademark owned by MIT, in any promotional material or other public announcement or disclosure without the prior written consent of MIT’s Technology Licensing Office, which consent MIT may withhold in its sole discretion.

13.	REPRESENTATIONS AND WARRANTIES. MIT MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE RESEARCH OR ANY INTELLECTUAL PROPERTY RIGHTS AND HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF MIT OR THIRD PARTIES, CREATION, VALIDITY, ENFORCEABILITY AND SCOPE OF ANY INTELLECTUAL PROPERTY RIGHTS OR CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.

IN NO EVENT SHALL EITHER PARTY, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, STUDENTS AND AFFILIATES, BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR LOST PROFITS, REGARDLESS OF WHETHER THE PARTY WAS ADVISED, HAD OTHER REASON TO KNOW OR IN FACT KNEW OF THE POSSIBILITY OF THE FOREGOING. THIS ARTICLE 13 SHALL SURVIVE THE EXPIRATION OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

14.	NOTICES. Any notices required to be given or which shall be given under this Agreement shall be in writing and be addressed to the Parties as shown below. Notices shall be delivered by certified or registered first class mail (air mail if not domestic) or by commercial courier service and shall be deemed to have been given or made as of the date received.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

MIT	SPONSOR

Contractual Matters

MIT Office of Sponsored Programs

77 Massachusetts Avenue, E19-750

Cambridge, MA 02139-4307 USA

Attention: Bernadette Vallely

Phone: + 1-617- 324.7211

Fax: + 1-617-253-4734

Email: bvallely@mit.edu

Contractual Matters Laura Campbell 405 Eagleview Blvd. Exton, PA 19341 484-713-6059 lcampbell@fibrocellscience.com

Invoice and Payment Matters

MIT Office of Sponsored Programs

77 Massachusetts Avenue, E19-750

Cambridge, MA 02139-4307 USA

Attention: Bernadette Vallely

Phone: + 1-617- 324-7211

Fax: + 1-617-253-4734

Email:         bvallely@mit.edu

Invoice and Payment Matters Sue White 405 Eagleview Blvd. Exton, PA 19341 484-713-6023 swhite@fibrocellscience.com

Technical Matters MIT-Koch Institute 77 Massachusetts Avenue, 76-653 Cambridge, MA 02139-4307 USA Attention: Daniel Anderson Phone: +1-617- 258-6843 Fax: +1-617- E-mail: dgander@mit.edu	Technical Matters John Maslowski 405 Eagleview Blvd. Exton, PA 19341 484-713-6032 jmaslowski@fibrocellscience.com

Intellectual Property Matters

MIT Technology Licensing Office

One Cambridge Center, Kendall Square

Room NE18-501

Cambridge, MA 02142-1601

Attention: Director

Phone: 617-253-6966

Fax: 617-258-6790

Email: tlo@mit.edu

Intellectual Property Matters Declan Daly 405 Eagleview Blvd. Exton, PA 19341 484-713-6020 ddaly@fibrocellscience.com

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

15.	ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither Party may assign this Agreement without the prior written consent of the other Party, except to a successor to all or substantially all of its business and assets. Any attempted assignment in violation of this Article 15 is void.

16.	GOVERNING LAW. The validity and interpretation of this Agreement and the legal relationship of the Parties to it shall be governed by the laws of the Commonwealth of Massachusetts and the applicable U.S. Federal law.

17.	MEDIATION. If a dispute arises between the Parties, either Party may notify the other of its desire to mediate the dispute and the dispute shall be mediated.

A.	MEDIATOR. The mediation shall be conducted by a single mediator. The Party requesting mediation shall designate two (2) or more nominees for mediator in its notice. The other Party may accept one of the nominees or may designate its own nominees by notice addressed to the American Arbitration Association (AAA) and copied to the requesting Party. If within, thirty (30) days following the request for mediation, the Parties have not selected a mutually acceptable mediator, a mediator shall be appointed by the AAA according to the Commercial Mediation Rules.

B.	NON-BINDING; EXPENSES. The mediator shall attempt to facilitate a negotiated settlement of the dispute, but shall have no authority to impose any settlement terms on the Parties. The expenses of the mediation shall be borne equally by the Parties, but each Party shall be responsible for its own counsel fees and expenses.

C.	FAILED MEDIATION. If the dispute is not resolved by mediation within forty-five (45) days after commencement of mediation, each Party shall be entitled to pursue any right or other legal remedy the Party may otherwise have.

D.	RIGHT TO SEEK EQUITABLE RELIEF. Notwithstanding the provisions of this Section, a Party may bring suit in a court of competent jurisdiction for equitable relief from the other Party’s alleged breach of its confidentiality obligations without first mediating the issue.

18.	FORCE MAJEURE. Neither Party shall be liable to the other for failure to perform any of its respective obligations imposed by this Agreement provided such failure shall be occasioned by fire, flood, explosion, lightning, windstorm, earthquake, subsidence of soil, governmental interference, civil commotion, riot, war, terrorism, strikes, labor disturbance, or any other cause beyond its reasonable control.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

19.	EXPORT CONTROLS. Each Party acknowledges that any information or materials provided by the other under this Agreement may be subject to U.S. export laws and regulations, including the International Traffic in Arms Regulations (ITAR, 22 CFR Chapter 1, Subchapter M, Parts 120-130), Export Administration Regulations (EAR, 15 CFR Chapter VII, Subchapter C, Parts 730-774)), and Assistance to Foreign Atomic Energy Activities (10 CFR Part 810); each Party agrees to comply with all such laws.

Because MIT is an institution of higher education and has many students, faculty, staff, and visitors who are foreign persons, MIT intends to conduct the Research as fundamental research under the export regulations, such that the results generated by MIT qualify as “public domain” under ITAR Parts 120.10(a)(5) and 120.11or “publicly available under EAR Parts 734.3(b)(3) and 734.8(a, b).

Sponsor will not knowingly disclose, and will use commercially reasonable efforts to prevent disclosure to MIT of any information subject to ITAR controls or in the Commerce Control List (EAR Part 774 and Supplements) or 10 CFR Part 810 Restricted Data or Sensitive Nuclear Technology. If for purposes of the Research, Sponsor intends to disclose export-controlled information to MIT, Sponsor will not disclose such information to MIT unless and until a plan for transfer, use, dissemination and control of the information has been approved by MIT’s Export Control Officer. In the event Sponsor inadvertently (i) discloses export-controlled information or (ii) breaches this Section, any deadlines contemplated by the Statement of Work will be adjusted based on the time it takes to address the disclosure.

20.	COUNTERPARTS. This Agreement and any amendment hereto may be executed in counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument. If this Agreement is executed in counterparts, no signatory hereto will be bound until all the Parties named below have duly executed a counterpart of this Agreement.

21.	ENTIRE AGREEMENT. Unless otherwise specified, this Agreement and its Attachments embody the entire understanding between MIT and the Sponsor with respect to the Research, and any prior or contemporaneous representations, either oral or written, are hereby superseded. No amendments or changes to this Agreement, including, without limitation, changes in the statement of work, period of performance or total estimated cost, shall be effective unless made in writing and signed by authorized representatives of the Parties.

IN WITNESS WHEREOF, the Sponsor and MIT, intending to be legally bound, have executed this Agreement as of the Effective Date by their respective duly authorized representatives.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SPONSOR

By	/s/ Stephen L. Michaels	By	/s/ David Pernock

Name	Stephen L. Michaels	Name	David Pernock

Title	Associate Director, Office of Sponsored Programs Science	Title:	CEO & Chairman, Fibrocell

Date	May 10, 2012	Date	May 3, 2012

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

ATTACHMENT A

MIT STATEMENT OF WORK

PI: Professor Daniel Anderson

Title of Proposal: Combinatorial Development of Plastics for growth and maintenance of human primary skin cell subpopulations

The Anderson Laboratory will work to investigate both the spatially defined culture system and media requirements for maintaining cell subpopulations as defined by viable cell surface biomarkers such as: SSEA3, CD105, CD34 and CD146. FACS—purified primary skin cell subpopulations expressing these biomarkers will be cultured under the different spatially defined culture system and the cell surface biomarker expression will be analyzed by both FACS analysis and immunocy to chemistry. Depending on progress, combinatorial evaluation of soluble media will also be investigated.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

ATTACHMENT B

INSTRUCTIONS FOR MAKING WIRE TRANSFERSIN USD ONLY TO MIT

Name of bank to which funds are to be wired:	[*****]

Bank address:	[*****]

WIRE PAYMENT ABA Routing Number:	[*****]

SWIFT CODE:	[*****]

DDA Account Number:	[*****]

ACH ABA ROUTING Number:	[*****]

Wire Details: Please include Name of MIT Program, MIT Principal Investigator, MIT account number or MIT invoice number to credit:

Sponsor, please provide as much information as possible to identify the objective of the wire transfer, such as MIT Principal Investigator’s name, MIT department, MIT account number, project title or descriptor, to facilitate identification of the incoming wire transfer. If there is limited space, the MIT Principal Investigator and Research Program (Title) are probably the minimum information needed to identify the objective for the wire transfer.

Sponsor, please notify wire-transfers@mit.edu or Patricia Crosby in MIT Accounts Receivable at 1.617.253.2751, pcrosby@mit.edu, that you are making a wire transfer. Provide your company name, the name of the bank or party wiring the money, the amount of the wire, the MIT Principal Investigator, Research Program (Title) and/or account number to which this money should be transferred, and the date when the wire is expected to be made. Please include a contact at the Principal Investigator’s MIT department in case of questions and the date when the wire is expected to be made.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

ATTACHMENT C

SPONSOR CONFIDENTIAL INFORMATION

If, in the performance of the Research, the Principal Investigator and members of the MIT research team designated by him/her require and accept access offered by the Sponsor to certain information that the Sponsor considers confidential, the rights and obligations of the Parties with respect to such information are as follows:

1.	CONFIDENTIAL INFORMATION. When used in this Agreement, “Confidential Information” means confidential and proprietary information of any kind which is disclosed by the Sponsor to MIT that (i) prior to disclosure, is marked with a legend indicating its confidential status or (ii) is disclosed orally or visually, if the Sponsor identifies such information as confidential at the time of disclosure and, within 30 days of such disclosure, delivers to the Principal Investigator a notice summarizing the confidential information disclosed. Notwithstanding the foregoing, in no event is information Confidential Information if it (a) was in MIT’s possession before receipt from the Sponsor; (b) is or becomes a matter of public knowledge through no fault of MIT; (c) is received by MIT from a third party having an apparent bona fide right to disclose the information without a duty of confidentiality to the Sponsor; or (d) is independently developed by MIT without use of the Confidential Information.

2.	LIMITATIONS ON USE. MIT shall use the Confidential Information solely for the purposes of the Research. Disclosure by the Sponsor of the Confidential Information does not constitute a grant to MIT of any right or license to the Confidential Information except as set forth herein or in a duly executed license agreement.

3.	CARE OF CONFIDENTIAL INFORMATION. MIT shall exert reasonable efforts to maintain the Confidential Information in confidence, except that MIT may disclose or permit disclosure of any of the Confidential Information to its directors (members of the MIT Corporation), officers, employees, consultants, advisors, students, subcontractors and agents, who need to know such Confidential Information in the performance of the Research and who have been advised of and have agreed to maintain the confidential nature of the Confidential Information.

MIT shall be deemed to have discharged its obligations hereunder provided MIT has exercised the foregoing degree of care and provided further that MIT shall immediately, upon discovery of any disclosure not authorized hereunder, notify the Sponsor and take reasonable steps to prevent any further unauthorized disclosure or unauthorized use.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

MIT’s obligations of confidentiality with respect to use and non-disclosure of Confidential Information provided under this Agreement shall survive for a period of three (3) years following receipt of the information.

4.	REQUIRED DISCLOSURES. Nothing in this Agreement shall be construed to prevent MIT from disclosing Confidential Information as required by law or legal process, as long as MIT, if permitted by applicable law, promptly notifies the Sponsor of its obligation to disclose and provides reasonable cooperation to the Sponsor in any efforts to contest or limit the scope of the disclosure.

5.	RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION. When the Confidential Information is no longer required for the purposes of this Agreement, MIT shall, at the direction of the Sponsor, either destroy or return to the Sponsor all Confidential Information and shall destroy any electronic or digital manifestations of the Confidential Information, except that MIT may retain one copy of the Confidential Information solely for the purposes of monitoring its obligations under this Agreement.